UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2016

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 410 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2016, Legg Mason, Inc. (the “Company”) completed the closing of the issuance and sale of $450,000,000 aggregate principal amount of the Company’s 4.750% Senior Notes due 2026 (the “Notes”).

The Notes were issued pursuant to an indenture, dated as of January 22, 2014 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of March 22, 2016 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and The Bank of New York Mellon, as trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3ASR (Registration No. 333-209616) which became effective February 19, 2016 (the “Registration Statement”). The terms of the Notes are described in the Company’s prospectus dated February 19, 2016, as supplemented by the final prospectus supplement dated March 17, 2016, as filed with the Securities Exchange Commission on March 18, 2016; the prospectus as so supplemented forms part of the Registration Statement. A copy of the Base Indenture was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference. A copy of the Fourth Supplemental Indenture and the form of the Note are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

A copy of the opinions of Thomas C. Merchant, Executive Vice President and General Counsel of the Company, and Shearman & Sterling LLP, counsel to the Company, relating to the validity of the Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference.

Item 8.01	Other Events.

On March 17, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Subject Matter

1.1	Underwriting Agreement, dated March 17, 2016, among Legg Mason, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Base Indenture for Senior Notes between Legg Mason, Inc., as Issuer, and The Bank of New York Mellon, as Trustee, filed as Exhibit 4.1 to the Company’s Registration Statement (Registration No. 333-209616) on Form S-3ASR, dated February 19, 2016 and incorporated herein by reference.

4.2	Fourth Supplemental Indenture, dated as of March 22, 2016, between Legg Mason, Inc., as Issuer, and The Bank New York Mellon, as Trustee.

4.3	Form of 4.750% Senior Note due 2026.

5.1	Opinion of Thomas C. Merchant, Executive Vice President and General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP, counsel to the Company.

23.1	Consent of Thomas C. Merchant, Executive Vice President and General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP, counsel to the Company (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

Date: March 22, 2016	By:	/s/ Thomas C. Merchant

Thomas C. Merchant
Executive Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

1.1	Underwriting Agreement, dated March 17, 2016, among Legg Mason, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Base Indenture for Senior Notes between Legg Mason, Inc., as Issuer, and The Bank of New York Mellon, as Trustee, filed as Exhibit 4.1 to the Company’s Registration Statement (Registration No. 333-209616) on Form S-3ASR, dated February 19, 2016 and incorporated herein by reference.

4.2	Fourth Supplemental Indenture, dated as of March 22, 2016, between Legg Mason, Inc., as Issuer, and The Bank New York Mellon, as Trustee.

4.3	Form of 4.750% Senior Note due 2026.

5.1	Opinion of Thomas C. Merchant, Executive Vice President and General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP, counsel to the Company.

23.1	Consent of Thomas C. Merchant, Executive Vice President and General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP, counsel to the Company (included in Exhibit 5.2).